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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K

                               Current Report Pursuant
                            to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


           Date of Report (Date of Earliest Event Reported) April  15, 1999
                                                            ---------------

                               CASE RECEIVABLES II INC.
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                (Exact Name of Registrant as Specified in its Charter)



                                       Delaware
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                    (State or Other Jurisdiction of Incorporation)

          33-99298                                76-0439709
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(Commission File Number)                     (I.R.S. Employer
                                             Identification No.)


                 475 Half Day Road, Lincolnshire, Illinois    60069
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                (Address of Principal Executive Offices)    (Zip Code)


                                    (847) 955-0228
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                 (Registrant's Telephone Number, Including Area Code)


                                    Not Applicable
             ------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     The Registrant is filing the monthly Servicer Reports listed in Item 7(c) below with respect to each of its outstanding series of publicly-offered securities.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.



Exhibit
  No.     Document Description
-------   --------------------

  20.1    Monthly Servicer Report dated April 15, 1999.

                                                           Form 8-K page 2

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CASE RECEIVABLES II INC.
                                   (Registrant)


Dated: April 27, 1999              By:  /s/ Ralph Than
                                        --------------
                                        Ralph Than
                                        Treasurer


                                                           Form 8-K page 3

                                  INDEX TO EXHIBITS



Exhibit   Sequential
  No.     Document Description
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  20.1    Monthly Servicer Report dated April 15, 1999.
















                                                           Form 8-K page 4